UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): March 28, 2025 (March 26, 2025)

Aeluma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42570	85-2807351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Castilian Drive Goleta, California	93117
(Address of principal executive offices)	(Zip Code)

805-351-2707

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALMU	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On March 26, 2025, Aeluma, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Craig-Hallum Capital Group LLC, (the “Underwriter”), relating to the public offering (the “Offering”) of 2,285,714 shares of common stock, par value $0.0001 per share, of the Company (the “Shares”), at a public offering price of $5.25 per share. In addition, the Company granted the Underwriter an option to purchase up to an additional 342,857 shares of its common stock at the public offering price per share, less the underwriting discounts to cover over-allotments, if any, which option was exercised in its entirely on March 27, 2025. The Offering closed on March 28, 2025.

The Shares were offered under the Company’s registration statement on Form S-1, as amended (File No. 333-285469), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2025, and a registration statement on Form S-1 filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”) which was filed with the SEC and became effective upon filing on March 26, 2025.

The aggregate gross proceeds of the Offering were approximately $13.8 million, prior to deducting underwriting discounts and other offering expenses, but including exercise in full of the over-allotment option. The net proceeds from the offering were approximately $12.7 million, after deducting the estimated underwriting discounts and commissions and estimated offering expenses payable by us, but including exercise in full of the over-allotment option. The Company intends to use the net proceeds from the Offering for expanding business development efforts, advancing manufacturing processes to support commercialization traction, and working capital and general business purposes.

Pursuant to the Underwriting Agreement, the Company agreed to an underwriting discount of 7.0% per Share, to issue warrants to the Underwriter (the “Warrant”) to purchase up to 5.0% of the Shares sold in the Offering (including any shares sold in the Offering to cover over-allotments) at an exercise price equal to 115% of the public offering price, and also to pay the expenses of the Underwriter in connection with the Offering, including filing fees and Underwriter’s counsel legal fees, up to an aggregate of $125,000.

Our officers and directors have agreed, subject to certain exceptions, for a period of 90 days after the closing of this Offering, not to offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of common stock of the Company either owned as of the date of the Underwriting Agreement or thereafter acquired without the prior written consent of the Underwriter.

We, and any successor, have agreed, subject to certain exceptions, not to for a period of 90 days after the closing of the offering, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, or submit to, or file with, the Commission a registration statement under the Securities Act relating to, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock, or publicly disclose the intention to undertake any of the foregoing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Underwriter, which shall not be unreasonably withheld, other than the Shares to be sold hereunder.

The Underwriter may, in its sole discretion and at any time or from time to time before the termination of the lock-up period, without notice, release all or any portion of the securities subject to lock-up agreements.

The foregoing descriptions of the Underwriting Agreement, Warrant and the form of lock-up agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement and Warrant, copies of which are attached hereto as Exhibit 1.1 and Exhibit 4.1 and are incorporated herein by reference.

This report shall not constitute an offer to sell or the solicitation to buy nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 7.01 Regulation FD Disclosure

The Company’s Common Stock was previously quoted on the OTCQB under the symbol “ALMU.” In connection with the Offering, its common stock was approved for listing on the Nasdaq Capital Market (“Nasdaq”) under the symbol “ALMU” and commenced trading on the Nasdaq on March 27, 2025.

On March 27, 2025, the Company issued a press release regarding the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

On March 28, 2025, the Company issued a press release regarding the closing of the Offering. A copy of the press release is attached as Exhibit 99.2 hereto.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit
1.1	Underwriting Agreement
4.1	Underwriter Warrant
99.1	Pricing Press Release dated March 27, 2025.
99.2	Closing Press Release dated March 28, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AELUMA, INC.

Date: March 28, 2025	By:	/s/ Jonathan Klamkin
Jonathan Klamkin
President, Chief Executive Officer, and Director

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